                     TABLE OF CONTENTS

Letter to Shareholders......................................................   1
Performance Results.........................................................   3
Performance Perspective.....................................................   4
Portfolio Management Review.................................................   5
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets..........................................  12
Financial Highlights........................................................  13
Notes to Financial Statements...............................................  15
Report of Independent Accountants...........................................  20

CORP ANR 10/95

                             LETTER TO SHAREHOLDERS



               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

October 3, 1995

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time--not timing--that leads to investment success.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1 percent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by
0.25 percent on July 6. Financial markets, perceiving that the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.66 percent at the end of August, while its price rose more than 14 percent.
  In a low inflation, low interest rate environment, corporate earnings have remained quite strong during 1995, helping to push stocks to new highs. The strongest performance has been in the technology sector of the market and in stocks of large companies. As the U.S. dollar plunged against several international currencies earlier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks benefited from the continued booming growth in computers and telecommunications throughout the world.

ECONOMIC OUTLOOK
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate the economy will grow at an annual rate of between 2 and 3 percent in the second half of the year and that inflation will run at an annualized rate of between 3.1 and 3.3 percent. Based

                                       1                 (Continued on page two)
upon a generally modest growth and low inflation outlook, we believe fixed-income markets will continue to make positive gains. We look for stocks to perform well, particularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a strengthening U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  This positive outlook is reflected in the public's sentiment toward investing According to the Van Kampen American Capital Index of Investor Intentions for September, a total of 61.1 percent of those individuals surveyed, who described themselves as "knowledgeable" investors, said the next 60-90 days would be a "good" time to invest. The index, computed from an independently conducted survey, measures the investment climate (the public's confidence) by asking 1,000 individuals about what they intend to do with their money over the next 60-90 days. "Knowledgeable" investors are those respondents who rate their investment knowledge at five or higher on a seven-point scale and who own stocks, bonds, or mutual funds. The September index among self-described "knowledgeable" investors reflected a 27 percent increase from the previous month, and a 17-month high.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

CORPORATE NEWS
  The merger of Van Kampen Merritt and American Capital investment management companies continues to provide opportunities for our newly created company to increase operating efficiencies and build upon the strengths of each company.
On September 21, shareholders approved the combination of six pairs of funds having essentially the same investment objectives and policies. By combining similar funds, we intend to achieve economies of scale and eliminate many of the costs associated with operating each of the funds separately. More importantly, the combination of these funds enhances our primary goal: creating and preserving wealth for investors over time.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,


/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1995

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

                                                      A SHARES B SHARES C SHARES
 TOTAL RETURNS
 One-year total return based on NAV/1/...............   12.71%   11.86%   11.70%
 One-year total return/2/............................    7.35%    7.86%   10.70%
 Five-year average annual total return/2/............    9.01%      N/A      N/A
 Ten-year average annual total return/2/.............    9.00%      N/A      N/A
 Life-of-Fund average annual total return/2/.........    8.41%    5.32%    3.33%
 Commencement Date................................... 09/23/71 09/28/92 08/30/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/3/................................    6.58%    6.22%    6.23%
 SEC Yield/4/........................................    6.35%    5.80%    5.81%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares; 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for the early withdrawal (4% for B shares and 1% for C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market conditions
  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Corporate Bond Fund vs. Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index (August 1985 through August 1995)

                           [LINE GRAPH APPEARS HERE]

  -------------------------------
   Fund's Total Return
   1 Year Avg. Annual = 7.35%
   5 Year Avg. Annual = 9.01%
   10 Year Avg. Annual = 9.00%
   Inception Avg. Annual = 8.41%
  -------------------------------

             VKAC Corporate   Lehman Brothers Corporate   Lipper Corporate
             Bond Fund        Bond Index*                 BBB-Rated Index
             --------------   -------------------------   ----------------
Aug 1985        9,526                10,000.00                    10,000
Dec 1985       10,287                10,861.00                    10,810
Dec 1986       11,446                12,655.24                    12,293
Dec 1987       12,161                12,977.95                    12,598
Dec 1988       13,724                14,175.81                    13,766
Dec 1989       14,272                16,176.02                    15,207
Dec 1990       15,276                17,318.04                    16,222
Dec 1991       17,833                20,525.35                    18,969
Dec 1992       19,348                22,309.00                    20,556
Dec 1993       21,607                25,024.00                    23,188
Dec 1994       20,684                25,231.70                    22,124
Aug 1995       23,667                29,046.74                    24,888

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*The Lehman Brothers Corporate Bond Index includes all publicly issued fixed-rate, nonconvertible investment grade dollar-denominated, SEC-registered Corporate debt and was initially selected as a broad-based benchmark for the Fund's performance; additionally, the Lipper Corporate BBB-Rated Index was selected to represent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW


                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND
The following are excerpts from a recent interview with the management team of Van Kampen American Capital Corporate Bond Fund. The team is led by David R. Troth, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments.

Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND HAS OPERATED DURING THE PAST FISCAL YEAR (THE TWELVE MONTHS ENDED AUGUST 31,
   1995)?

A As you may know, one of the key concerns in the fixed-income market is the trend of interest rates. Therefore, when the bond market was hit hard by rising interest rates in 1994, the prices on fixed-income securities in general declined. As a result, the first few months of the fiscal year were difficult. Fortunately, 1995 has turned out to be a more favorable environment for fixed-income securities.
   I believe the market's expectations--which are always a key driving force behind the bond market's performance--have positively evolved over the last twelve months. The consensus seems to be that the Federal Reserve Board's efforts to quell inflation--without slamming the brakes on economic growth--have been generally successful. As perceptions shifted, investors first anticipated that no further tightening by the Federal Reserve was probable, followed by the realization that an easing of monetary policy was imminent. As a result, the market rallied significantly through the first half of 1995.


Q  HOW HAVE YOU HANDLED THESE CONDITIONS IN MANAGING THE FUND?
A We have been rather consistent in our approach to managing the Fund, though we did take steps to improve the portfolio during the year's strong rally. The overall credit quality of the portfolio remains strong, with 31 percent of its net assets in securities rated A or better by the major rating agencies--up from 22.5 percent at the start of the fiscal year--and well over 90 percent of its net assets in investment grade securities or cash and cash equivalents.
   One of the initiatives we've undertaken in the past several months has been to further diversify the portfolio by increasing the number and scope of our holdings. For example, of all the new positions we've added during the past fiscal year, all but one involved a name that was new to the portfolio. This is a subtle shift which--if the economy should begin to slow--should help cushion the Fund from the consequences of a weaker business climate. Some of the new names in the portfolio as of August 31, 1995, included Cox Communications Inc., Union Pacific Corp., New York Times Co., and Nabisco Inc.
   In addition, the Fund's duration (which is a measure of a bond's sensitivity to changes in interest rates) was extended during the period, to just over 6 years. At the start of the fiscal year when rates were rising, the Fund's duration was 5.4 years. This initiative helped the Fund to participate more fully in the benefits of a declining rate environment.

                           [PIE CHART APPEARS HERE]

    ----------------------------------------------------------------
             Quality Rating of the Portfolio as of August 31, 1995
          A .....................................        4%
          AA ....................................       27%
          BAA ...................................       61%
          BA ....................................        5%
          Cash & Equivalents ....................        3%
   -----------------------------------------------------------------

Q  HOW WELL HAS THE FUND PERFORMED?
A The Fund (Class A shares) provided total returns, based on net asset value, of 14.43 percent/1/ (year-to-date through August) and 12.71 percent/1/
(twelve months ended August 31, 1995). The lower twelve-month result reflects the market's difficulties in the fourth quarter of last year; nevertheless, the twelve-month performance compares favorably to the average total return of
11.47 percent for all funds in the "BBB-Rated Bond" category, as tracked by Lipper Analytical Services, Inc.
   Reflecting the Fund's total return performance, the net asset value of the Fund (Class A shares) increased over the fiscal period from $6.62 per share to $6.94 per share. In terms of current income, the Fund has maintained a monthly distribution of 4 cents per share per month for the last twenty-two consecutive months through the August 31 declaration. (Please refer to the chart on page three for additional Fund performance.)


Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
A We anticipate that the economy will continue to grow, but at a somewhat subdued pace--in the range of 2 to 3 percent. Inflation seems to be under control, running at an annualized rate of approximately 3.5 percent, a pace that we expect to continue for the near term.
   For bonds, the environment appears generally favorable for the remainder of 1995, though we expect that the rally has expended most of its energy. We will continue to "cherry pick" among credits available in the marketplace, seeking out those which appear to offer attractive yields as well as a high degree of quality and stability under current market conditions.



/s/ Robert C. Peck, Jr.               /s/ David R. Troth
Robert C. Peck, Jr.                   David R. Troth
Executive Vice President              Portfolio Manager
Fixed Income Investments


                                       6     Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1995

--------------------------------------------------------------------------------

 Principal
 Amount
 (000)     Description                             Coupon Maturity Market Value
-------------------------------------------------------------------------------
           CORPORATE OBLIGATIONS 88.7%
           CONSUMER DISTRIBUTION 3.7%
 $2,000    Grand Metropolitan Investment Corp..    8.000% 09/15/22 $  2,159,100
  2,000    Nabisco, Inc........................    7.550  06/15/15    1,999,600
  3,000    Sysco Corp..........................    6.500  06/15/05    2,962,500
                                                                   ------------
                                                                      7,121,200
                                                                   ------------
           CONSUMER NON-DURABLES 1.2%
  2,000    Coca-Cola Enterprises, Inc..........    8.500  02/01/12    2,248,400
                                                                   ------------
           CONSUMER SERVICES 14.6%
  6,215    Columbia Pictures Entertainment,
           Inc.................................    9.875  02/01/98    6,697,905
  5,000    Cox Communications, Inc.............    6.875  06/15/05    4,957,500
  1,250    Harcourt General, Inc...............    8.875  06/01/22    1,437,625
  1,125    New York Times Co. .................    8.250  03/15/25    1,217,587
  6,000    News America Holdings, Inc..........    8.875  04/26/23    6,666,600
  2,000    News America Holdings, Inc..........    9.250  02/01/13    2,313,000
  2,500    TCI Communications, Inc.............    8.750  08/01/15    2,613,375
  2,000    Tele-Communications, Inc............    9.250  01/15/23    2,093,600
                                                                   ------------
                                                                     27,997,192
                                                                   ------------
           ENERGY 20.1%
  6,300    Ashland Oil, Inc....................    8.800  11/15/12    7,092,540
  2,500    Coastal Corp........................   11.750  06/15/06    2,700,000
  9,000    Occidental Petroleum Corp...........    9.625  07/01/99    9,253,800
  6,300    PDV America, Inc....................    7.875  08/01/03    6,189,120
  5,000    Phillips Petroleum Co...............    8.860  05/15/22    5,472,500
  4,000    Union Oil Co........................    9.125  02/15/06    4,617,600
  3,000    Union Oil Co........................    9.250  02/01/03    3,410,400
                                                                   ------------
                                                                     38,735,960
                                                                   ------------
           FINANCE 9.6%
     33    Bank of America, Mtge. Pass Through
           Certificate, Series 1980-1..........   11.875  04/01/10       33,115
  4,924    Beaver Valley II Funding Corp.......    9.000  06/01/17    4,185,400
  3,500    First PV Funding Corp., Series 1986-
           A...................................   10.300  01/15/14    3,641,575
  3,715    PNPP II Funding Corp................    8.510  11/30/06    3,912,267
  4,500    Ryder Systems, Inc..................    9.250  05/15/01    5,003,550
  1,500    United Illuminating Co..............   10.240  01/02/20    1,629,000
                                                                   ------------
                                                                     18,404,907
                                                                   ------------
           PRODUCER MANUFACTURING 2.8%
  5,000    John Deere Credit Corp..............    9.625  11/01/98    5,444,000
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Principal
 Amount
 (000)     Description                           Coupon Maturity   Market Value
-------------------------------------------------------------------------------
           RAW MATERIALS/PROCESSING
           INDUSTRIES 7.1%
 $  1,000  Carter Holt Harvey, Ltd...........    8.375% 04/15/15 $    1,087,510
    4,000  Crown Cork & Seal Co., Inc........    8.000  04/15/23      4,070,000
    4,000  Federal Paper Board, Inc..........    8.875  07/01/12      4,484,800
    3,000  Georgia-Pacific Corp..............    9.500  02/15/18      3,171,000
      500  James River Corp..................    8.375  11/15/01        538,680
      300  Owens-Corning Fiberglass Corp.....    9.375  06/01/12        350,940
                                                                 --------------
                                                                     13,702,930
                                                                 --------------
           TECHNOLOGY 2.7%
    5,000  International Business Machines
           Corp..............................    7.500  06/15/13      5,150,000
                                                                 --------------
           TRANSPORTATION 10.7%
    3,000  AMR Corp..........................    9.500  05/15/01      3,324,000
      750  CSX Corp..........................    8.625  05/15/22        842,325
    1,500  Kansas City Southern Industries,
           Inc...............................    7.875  07/01/02      1,575,000
      700  Kansas City Southern Industries,
           Inc...............................    8.800  07/01/22        772,240
    8,000  Union Pacific Corp................    8.350  05/01/25      8,410,400
    5,000  United Airlines, Pass-through
           Certificates, Series 1991-A,
           collateralized by equipment.......   10.020  03/22/14      5,720,500
                                                                 --------------
                                                                     20,644,465
                                                                 --------------
           UTILITIES 16.2%
    1,000  Arizona Public Service Co., 1st
           Mtge..............................    8.750  01/15/24      1,081,210
    2,000  Arizona Public Service Co., 1st
           Mtge..............................    9.500  04/15/21      2,234,700
    2,300  Cleveland Electric Illuminating
           Co., 1st Mtge.....................   10.000  06/01/20      2,377,970
    9,800  Commonwealth Edison Co., 1st
           Mtge..............................    8.250  12/01/07     10,162,110
    1,440  Connecticut Yankee Atomic Power,
           Series-A..........................   12.000  06/01/00      1,540,800
    1,605  Consumers Power Co., 1st Mtge.....    8.875  11/15/99      1,712,535
    1,000  Gulf States Utilities.............    8.940  01/01/22      1,053,300
    1,000  Long Island Lighting Co...........    9.000  11/01/22        978,750
    4,000  Long Island Lighting Co...........    9.750  05/01/21      4,080,000
    1,500  Niagra Mohawk Power Corp..........    8.500  07/15/23      1,521,300
    2,500  Texas Utility Electric Co.........    8.875  02/01/22      2,730,750
    1,500  Union Electric Co.................    8.000  12/15/22      1,571,940
                                                                 --------------
                                                                     31,045,365
                                                                 --------------
           TOTAL CORPORATE OBLIGATIONS (Cost
           $158,827,834).....................                       170,494,419
                                                                 --------------

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Principal
 Amount
 (000)     Description                             Coupon Maturity Market Value
-------------------------------------------------------------------------------
           GOVERNMENT OBLIGATIONS 9.3%
 $4,000    Province of Newfoundland (Canada)....   9.000% 10/15/21 $  4,700,400
  4,650    Province of Nova Scotia (Canada).....   8.250  07/30/22    5,086,635
    650    Province of Saskatchewan (Canada)....   8.000  02/01/13      694,005
  2,000    Province of Saskatchewan (Canada)....   8.500  07/15/22    2,233,940
  5,000    United States Treasury Notes.........   6.875  02/28/97    5,075,000
                                                                   ------------
           TOTAL GOVERNMENT OBLIGATIONS (Cost
           $16,215,540).........................                     17,789,980
                                                                   ------------
           REPURCHASE AGREEMENT 0.6%
  1,235    SBC Capital Markets, Inc., dated
           08/31/95 (collateralized by U.S.
           Government obligations in a pooled
           cash account) repurchase proceeds
           $1,235,202 (Cost $1,235,000).........   5.875  09/01/95    1,235,000
                                                                   ------------
 TOTAL INVESTMENTS 98.6% (Cost $176,278,374).....................   189,519,399
 OTHER ASSETS AND LIABILITIES, NET 1.4%..........................     2,781,109
                                                                   ------------
 NET ASSETS 100%.................................................  $192,300,508
                                                                   ------------

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $176,278,374).................  $189,519,399
Cash.............................................................         3,211
Interest receivable..............................................     3,454,297
Receivable for Fund shares sold..................................       283,103
Other assets and receivables.....................................         3,718
                                                                   ------------
 Total Assets....................................................   193,263,728
                                                                   ------------
LIABILITIES
Dividends payable................................................       418,307
Payable for Fund shares redeemed.................................       223,983
Due to Distributor...............................................        82,985
Due to Adviser...................................................        77,538
Due to shareholder service agent.................................        40,400
Deferred Trustees' compensation..................................        39,664
Accrued expenses.................................................        80,343
                                                                   ------------
 Total Liabilities...............................................       963,220
                                                                   ------------
NET ASSETS, equivalent to $6.94 per share for Class A and Class
 B, and $6.93 for Class C shares.................................  $192,300,508
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 24,368,476 Class A,
 2,764,696 Class B and 592,043 Class C shares outstanding........  $    277,252
Capital surplus..................................................   203,541,678
Accumulated net realized loss on securities......................   (24,999,051)
Net unrealized appreciation of securities........................    13,241,025
Undistributed net investment income..............................       239,604
                                                                   ------------
NET ASSETS.......................................................  $192,300,508
                                                                   ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                           Year Ended August 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest........................................................... $15,316,490
Dividends..........................................................     133,111
                                                                    -----------
 Investment income.................................................  15,449,601
                                                                    -----------
EXPENSES
Management fees....................................................     907,960
Shareholder service agent's fees and expenses......................     573,910
Accounting services................................................      71,183
Service fees--Class A..............................................     317,039
Distribution and service fees--Class B.............................     158,553
Distribution and service fees--Class C.............................      30,709
Trustees' fees and expenses........................................      11,827
Audit fees.........................................................      37,300
Custodian fees.....................................................       6,132
Legal fees.........................................................       9,408
Reports to shareholders............................................      47,212
Registration and filing fees.......................................      66,446
Miscellaneous......................................................       8,728
                                                                    -----------
 Total expenses....................................................   2,246,407
                                                                    -----------
NET INVESTMENT INCOME..............................................  13,203,194
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities
 Investments.......................................................      74,345
 Futures contracts.................................................       7,938
Net unrealized appreciation of securities during the period
 Investments.......................................................   8,919,658
 Futures contracts.................................................      33,688
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   9,035,629
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $22,238,823
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS



--------------------------------------------------------------------------------

                                                      Year Ended August 31
                                                    --------------------------
                                                            1995          1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................  $175,714,857  $199,175,777
                                                    ------------  ------------
OPERATIONS
 Net investment income............................    13,203,194    13,188,386
 Net realized gain on securities..................        82,283       616,599
 Net unrealized appreciation (depreciation) of
  securities during the period....................     8,953,346   (20,913,290)
                                                    ------------  ------------
 Increase (decrease) in net assets resulting from
 operations.......................................    22,238,823    (7,108,305)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME
 Class A..........................................   (12,019,043)  (12,131,907)
 Class B..........................................    (1,038,877)     (720,427)
 Class C..........................................      (203,409)      (80,110)
                                                    ------------  ------------
                                                     (13,261,329)  (12,932,444)
                                                    ------------  ------------
NET EQUALIZATION DEBITS (see Note 1H).............       (45,347)      (98,274)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A..........................................    36,830,801    20,186,241
 Class B..........................................     9,273,809    11,819,720
 Class C..........................................     2,130,631     2,728,483
                                                    ------------  ------------
                                                      48,235,241    34,734,444
                                                    ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A..........................................     7,877,976     7,494,419
 Class B..........................................       677,156       495,396
 Class C..........................................       126,732        52,439
                                                    ------------  ------------
                                                       8,681,864     8,042,254
                                                    ------------  ------------
 Costs of shares redeemed
 Class A..........................................   (43,542,246)  (39,698,456)
 Class B..........................................    (5,097,135)   (6,040,076)
 Class C..........................................      (624,220)     (360,063)
                                                    ------------  ------------
                                                     (49,263,601)  (46,098,595)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
 transactions.....................................     7,653,504    (3,321,897)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS................    16,585,651   (23,460,920)
                                                    ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $239,604 and $628,453)..  $192,300,508  $175,714,857
                                                    ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class A
                                     ------------------------------------------
                                             Year Ended August 31
                                     ------------------------------------------
                                       1995    1994   1993(/1/)    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od................................   $6.62   $7.36       $6.98   $6.57   $6.34
                                     ------  ------    ------    ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................     .55     .57       .58       .60     .64
 Expenses..........................    (.07)   (.08)     (.07)     (.07)   (.06)
                                     ------  ------      ------  ------  ------
Net investment income..............     .48     .49         .51     .53     .58
Net realized and unrealized gains
 or losses on securities...........     .32   (.745)      .3875     .44   .2425
                                     ------  ------      ------  ------  ------
Total from investment operations...     .80   (.255)      .8975     .97   .8225
                                     ------  ------      ------  ------  ------
DISTRIBUTIONS FROM NET INVESTMENT
 INCOME............................    (.48)  (.485)     (.5175)   (.56) (.5925)
                                     ------  ------      ------  ------  ------
Net asset value, end of period.....   $6.94   $6.62       $7.36   $6.98   $6.57
                                     ------  ------      ------  ------  ------
TOTAL RETURN (/2/).................   12.71%  (3.55%)     13.48%  15.38%  13.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)............................  $169.0  $160.0      $190.8  $191.8  $184.6
Average net assets (millions)......  $166.2  $175.5      $188.0  $186.5  $189.0
Ratios to average net assets
 Expenses..........................    1.13%   1.09%       1.05%   1.00%   1.00%
 Net investment income.............    7.22%   7.06%       7.24%   7.90%   9.03%
Portfolio turnover rate............      25%      0%         19%     37%     15%

(1) Based on average month-end shares outstanding.
(2) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                      Class B                    Class C
                           --------------------------------  -----------------
                           Year Ended         September 28,     Year Ended
                            August 31     1992(/1/) through     August 31
                           ------------          August 31,  -----------------
                            1995   1994           1993(/2/)   1995   1994(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, begin-
 ning of period..........  $6.62  $7.36               $7.05  $6.62  $7.36(/3/)
                           -----  -----              ------  -----  ----------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment income.......    .55    .57                 .56    .55         .57
 Expenses................   (.13)  (.13)               (.13)  (.13)       (.13)
                           -----  -----              ------  -----  ----------
Net investment income....    .42    .44                 .43    .42         .44
Net realized and
 unrealized gains or
 losses on securities....    .33  (.755)              .3465    .32       (.755)
                           -----  -----              ------  -----  ----------
Total from investment
 operations..............    .75  (.315)              .7765    .74       (.315)
                           -----  -----              ------  -----  ----------
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME.......   (.43) (.425)             (.4665)  (.43)      (.425)
                           -----  -----              ------  -----  ----------
Net asset value, end of
 period..................  $6.94  $6.62               $7.36  $6.93       $6.62
                           -----  -----              ------  -----  ----------
TOTAL RETURN (/4/).......  11.86% (4.38%)             11.54% 11.70%      (4.51%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)..............  $19.2  $13.5                $8.4   $4.1        $2.3
Average net assets
 (millions)..............  $15.9  $11.5                $3.2   $3.1        $1.2
Ratios to average net as-
 sets (annualized)
 Expenses................   1.94%  1.90%               1.96%  1.93%       1.93%
 Net investment income...   6.40%  6.29%               6.21%  6.40%       6.49%
Portfolio turnover rate..     25%     0%                 19%    25%          0%

(1) Commencement of offering of sales
(2) Based on average month-end shares outstanding
(3) Sales of Class C shares commenced on August 30, 1993 at a net asset value of $7.40 per share. At August 31, 1993, there were 68 Class C shares outstanding with a per share net asset value of $7.36. The decrease in net asset value was due principally to a $.0375 dividend, which was declared as of August 31, 1993. Other financial highlights for the Class C shares for this short period are not presented as they are not meaningful.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Corporate Bond Fund (the "Fund", formerly American Capital Corporate Bond Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment compa-ny. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Securities listed or traded principally on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean between the last reported bid and asked prices.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations, until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the mar-ket price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an ac-count in the name of the broker, the Fund's agent in acquiring the futures po-sition. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains and losses are realized. The cost of secu-rities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the

--------------------------------------------------------------------------------
"Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distribu-tions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward for federal income tax purposes of approximately $25.0 million at the end of the period may be utilized to offset future capital gains until expiration in 1997 through 2000. During the period, approximately $119,000 of net realized capital loss carryforward was utilized.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement earnings.

G. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. EQUALIZATION-At December 1, 1994, the Fund discontinued the accounting prac-tice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share

-------------------------------------------------------------------------------
basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, $285,421, was reclassified to capital surplus. Such re-classification had no effect on net assets, results of operations, or net as-set value per share of the Fund.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $9,389 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services were $483,848.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $17,539 and $38,004, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional fee of up to .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Dis-tributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $707,000 and $34,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent de-ferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $9,382 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.

-------------------------------------------------------------------------------
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the costs of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $61,920,519 and $41,522,767, re-spectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $176,281,890, net unrealized appreciation of invest-ments aggregated $13,237,509, gross unrealized appreciation of investments ag-gregated $14,111,392, and gross unrealized depreciation of investments aggregated $873,883.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $980 plus a fee of $25 per day for Board and Com-mittee meetings attended. The Chairman receives additional fees from the Fund at the annual rate of $370. During the period, such fees aggregated $10,190.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions.

--------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of each class of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended August 31
                                                          ----------------------
                                                                1995        1994
---------------------------------------------------------------------------------
Shares sold
 Class A.................................................  5,657,020   2,874,913
 Class B.................................................  1,394,371   1,679,847
 Class C.................................................    322,086     391,322
                                                          ----------  ----------
                                                           7,373,477   4,946,082
                                                          ----------  ----------
Shares issued for distributions reinvested
 Class A.................................................  1,192,850   1,081,127
 Class B.................................................    102,002      71,673
 Class C.................................................     19,080       7,742
                                                          ----------  ----------
                                                           1,313,932   1,160,542
                                                          ----------  ----------
Shares redeemed
 Class A................................................. (6,655,261) (5,704,287)
 Class B.................................................   (766,395)   (861,542)
 Class C.................................................    (94,193)    (54,062)
                                                          ----------  ----------
                                                          (7,515,849) (6,619,891)
                                                          ----------  ----------
  Increase (decrease) in Fund shares outstanding.........  1,171,560    (513,267)
                                                          ----------  ----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 5, 1995, the reorganization became effective.

NOTE 7--SUBSEQUENT DIVIDEND
The Board of Trustees of the Fund declared a dividend of $.04 per share for Class A and $.036 per share for Class B and Class C shares from net investment income, payable October 16, 1995 to shareholders of record on September 29, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Corporate Bond Fund at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods present-ed, in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibil-ity is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with gener-ally accepted auditing standards which require that we plan and perform the au-dit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 19, 1995

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP G. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President

CURTIS W. MORELL
Vice President and Treasurer

DENNIS J. MCDONNELL
RONALD A. NYBERG
ROBERT C. PECK, JR.
DAVID R. TROTH
PAUL R. WOLKENBERG
Vice Presidents

TANYA M. LODEN
Vice President and Controller

NORI L. GABERT
Vice President and Secretary

J. DAVID WISE
Vice President and Assistant Secretary

PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

HUEY P. FALGOUT, JR.
Assistant Secretary
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

COUNSEL

O'MELVENY & MYERS
400 South Hope Street Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 LouisianaHouston, Texas 77002

(C) Van Kampen American Capital Distributors, Inc., 1995
 All rights reserved.

SM denotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 12/31/95, this annual report must be accompanied by a Van Kampen American Capital Corporate Bond Fund, Inc. performance data update for the most recent quarter.

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND


THIS PAGE INTENTIONALLY LEFT BLANK

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND


THIS PAGE INTENTIONALLY LEFT BLANK

                                      24